Exhibit 99.2

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended					February 28, 2011
	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	May 31, 2010	Feb 28, 2010	vs. February 28, 2010
EARNINGS SUMMARY
Interest Income	$1,553	$1,499	$1,536	$1,552	$1,559	($6)	(0%)
Interest Expense	383	375	389	405	414	(31)	(7%)
Net Interest Income	1,170	1,124	1,147	1,147	1,145	25	2%

Discount and Interchange Revenue	261	250	274	269	262	(1)	(0%)
Fee Products Revenue	108	103	104	101	104	4	4%
Loan Fee Income	86	72	92	70	105	(19)	(18%)
Transaction Processing Revenue	43	40	40	36	33	10	30%
Other Income	65	7	54	37	42	23	55%
Total Other Income	563	472	564	513	546	17	3%

Revenue Net of Interest Expense	1,733	1,596	1,711	1,660	1,691	42	2%

Provision for Loan Losses	418	383	713	724	1,387	(969)	(70%)

Employee Compensation and Benefits	213	200	204	203	196	17	9%
Marketing and Business Development	136	150	131	98	85	51	60%
Information Processing & Communications	65	67	62	63	65	0	0%
Professional Fees	90	104	85	78	76	14	18%
Premises and Equipment	17	17	18	18	18	(1)	(6%)
Other Expense	74	90	66	54	35	39	111%
Total Other Expense	595	628	566	514	475	120	25%

Income Before Income Taxes	720	585	432	422	(171)	891	NM
Tax Expense	255	235	171	164	(67)	322	NM
Net Income	$465	$350	$261	$258	($104)	$569	NM

Net Income Allocated to Common Stockholders 1	$459	$347	$258	$185	($122)	$581	NM

Effective Tax Rate 2	35.4%	40.3%	39.7%	38.9%	39.3%

Net Interest Margin 3	9.22%	9.28%	9.16%	9.14%	9.01%	21	bps
ROE 4	28%	22%	17%	16%	(6%)

Ending Common Shares Outstanding	545	545	545	544	544	1	0%
Weighted Average Common Shares Outstanding	545	545	544	544	543	2	0%
Weighted Average Common Shares Outstanding (fully diluted)	546	545	547	552	543	3	1%

PER SHARE STATISTICS
Basic EPS 5	$0.84	$0.64	$0.47	$0.34	($0.22)	$1.06	NM
Diluted EPS 5	$0.84	$0.64	$0.47	$0.33	($0.22)	$1.06	NM
Common Stock Price (period end)	$21.75	$18.28	$14.51	$13.45	$13.65	$8.10	59%
Dividend per share	$0.06	$0.02	$0.02	$0.02	$0.02	$0.04	200%
Book Value per share 6	$12.65	$11.85	$11.22	$11.10	$12.90	($0.25)	(2%)

SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$677	$554	$395	$386	($208)	$885	NM
Payment Services	43	31	37	36	37	6	16%
Total	$720	$585	$432	$422	($171)	$891	NM

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	410	413	418	393	382	28	7%
PULSE Network	929	901	882	805	720	209	29%
Total	1,339	1,314	1,300	1,198	1,102	237	22%

NETWORK VOLUME
PULSE Network	$34,380	$31,334	$30,582	$28,646	$27,618	$6,762	24%
Third-Party Issuers	1,772	1,768	1,794	1,678	1,562	210	13%
Diners Club International 7	6,998	7,328	6,542	6,708	6,554	444	7%
Total Payment Services	43,150	40,430	38,918	37,032	35,734	7,416	21%
Discover Network - Proprietary 8	24,784	24,075	24,880	23,632	23,173	1,611	7%
Total	$67,934	$64,505	$63,798	$60,664	$58,907	$9,027	15%

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended					February 28, 2011
	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	May 31, 2010	Feb 28, 2010	vs. February 28, 2010

BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$11,463	$11,913	$10,209	$12,467	$17,317	($5,854)	(34%)
Total Loan Receivables	51,663	48,836	50,131	50,025	50,094	1,569	3%
Allowance for Loan Losses	(3,033)	(3,304)	(3,744)	(3,931)	(4,208)	1,175	28%
Net Loan Receivables	48,630	45,532	46,387	46,094	45,886	2,744	6%
Premises and Equipment, net	459	461	457	469	483	(24)	(5%)
Goodwill and Intangible Assets, net	449	444	446	448	449	0	0%
Other Assets	2,506	2,435	2,559	2,676	2,684	(178)	(7%)
Total Assets	$63,507	$60,785	$60,058	$62,154	$66,819	($3,312)	(5%)

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$21,795	$20,597	$19,069	$17,527	$14,833	$6,962	47%
Brokered Deposits and Other Deposits	13,065	13,816	15,178	17,495	20,219	(7,154)	(35%)
Deposits	34,860	34,413	34,247	35,022	35,052	(192)	(1%)
Borrowings	19,090	17,706	17,709	18,311	22,392	(3,302)	(15%)
Accrued Expenses and Other Liabilities	2,658	2,209	1,991	2,783	2,360	298	13%
Total Liabilities	56,608	54,328	53,947	56,116	59,804	(3,196)	(5%)
Total Equity	6,899	6,457	6,111	6,038	7,015	(116)	(2%)
Total Liabilities and Stockholders' Equity	$63,507	$60,785	$60,058	$62,154	$66,819	($3,312)	(5%)

BALANCE SHEET STATISTICS
Total Common Equity	$6,899	$6,457	$6,111	$6,038	$5,854	$1,045	18%
Total Common Equity/Total Assets	10.9%	10.6%	10.2%	9.7%	8.8%
Total Common Equity/Net Loans	14.2%	14.2%	13.2%	13.1%	12.8%

Tangible Assets 9	$63,058	$60,341	$59,612	$61,706	$66,370	($3,312)	(5%)
Tangible Common Equity 10	$6,450	$6,013	$5,665	$5,590	$5,405	$1,045	19%
Tangible Common Equity/Tangible Assets 10,11	10.2%	10.0%	9.5%	9.1%	8.1%
Tangible Common Equity/Net Loans 10,12	13.3%	13.2%	12.2%	12.1%	11.8%
Tangible Common Equity per share 10,13	$11.83	$11.04	$10.40	$10.28	$9.94	$1.89	19%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio 14	16.0%	15.9%	15.5%	15.3%	16.2%
Tier 1 Risk Based Capital Ratio 14	12.4%	12.2%	11.7%	11.6%	13.4%
Tier 1 Leverage Ratio 14	10.2%	9.9%	9.5%	9.0%	9.7%

LIQUIDITY
Liquidity Investment Portfolio 15	$10,232	$10,132	$9,111	$10,862	$12,643	($2,411)	(19%)
Undrawn Credit Facilities 16	14,414	12,492	11,659	12,098	9,517	4,897	51%
Total Liquidity	$24,646	$22,624	$20,770	$22,960	$22,160	$2,486	11%

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended					February 28, 2011
	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	May 31, 2010	Feb 28, 2010	vs. February 28, 2010
TOTAL LOAN RECEIVABLES
Ending Loans 17,18	$51,663	$48,836	$50,131	$50,025	$50,094	$1,569	3%
Average Loans 17, 18	$51,488	$48,597	$49,687	$49,819	$51,555	($68)	(0%)

Interest Yield 19	12.10%	12.24%	12.16%	12.25%	12.15%	(5)	bps
Net Principal Charge-off Rate 20	5.42%	6.58%	7.18%	7.97%	8.51%	(309)	bps
Net Principal Charge-off Rate Excluding PCI Loans 20, 23	5.64%	6.58%	7.18%	7.97%	8.51%	(287)	bps
Delinquency Rate (over 30 days) 21, 23	3.44%	3.89%	4.16%	4.52%	5.05%	(161)	bps
Delinquency Rate (over 90 days) 22, 23	1.88%	2.03%	2.19%	2.45%	2.77%	(89)	bps
Net Charge-off Dollars	$689	$797	$900	$1,001	$1,082	($393)	(36%)
Loans Delinquent Over 30 Days 23	$1,673	$1,902	$2,083	$2,264	$2,530	($857)	(34%)
Loans Delinquent Over 90 Days 23	$915	$994	$1,099	$1,225	$1,386	($471)	(34%)

Allowance for Loan Loss (period end)	$3,033	$3,304	$3,744	$3,931	$4,208	($1,175)	(28%)
Change in Loan Loss Reserves	($271)	($414)	($187)	($277)	$305	($576)	(189%)
Reserve Rate 24	5.87%	6.77%	7.47%	7.86%	8.40%	(253)	bps
Reserve Rate Excluding PCI Loans 23, 24	6.23%	6.77%	7.47%	7.86%	8.40%	(217)	bps

CREDIT CARD LOANS
Ending Loans	$44,317	$45,157	$45,248	$45,328	$45,761	($1,444)	(3%)
Average Loans	$45,443	$44,670	$44,905	$45,280	$47,646	($2,204)	(5%)

Interest Yield 19	12.65%	12.68%	12.86%	12.93%	12.70%	(5)	bps
Net Principal Charge-off Rate 20	5.96%	6.95%	7.73%	8.56%	9.00%	(304)	bps
Delinquency Rate (over 30 days) 21	3.59%	4.06%	4.39%	4.85%	5.39%	(180)	bps
Delinquency Rate (over 90 days) 22	1.99%	2.12%	2.35%	2.63%	2.98%	(99)	bps
Net Charge-off Dollars	$668	$774	$875	$977	$1,058	($390)	(37%)
Loans Delinquent Over 30 Days	$1,590	$1,831	$1,986	$2,196	$2,467	($878)	(36%)
Loans Delinquent Over 90 Days	$882	$958	$1,062	$1,193	$1,365	($482)	(35%)

Allowance for Loan Loss (period end)	$2,939	$3,209	$3,647	$3,826	$4,092	($1,153)	(28%)
Change in Loan Loss Reserves	($270)	($412)	($179)	($266)	$300	($570)	(190%)
Reserve Rate 24	6.63%	7.11%	8.06%	8.44%	8.94%	(231)	bps

Total Discover Card Volume	$25,759	$25,054	$25,553	$24,247	$23,844	$1,915	8%
Discover Card Sales Volume	$23,990	$23,219	$23,993	$22,859	$22,400	$1,590	7%

FEDERAL STUDENT LOANS
Ending Loans 25	$767	$789	$2,247	$2,239	$2,027	($1,260)	(62%)

PRIVATE STUDENT LOANS
Ending Loans	$4,545	$999	$881	$820	$791	$3,754	NM
Average Loans	$3,310	$962	$838	$808	$697	$2,613	NM
Ending PCI Loans 18	$3,011	-	-	-	-	-	NM
Average PCI Loans 18	$2,016	-	-	-	-	-	NM

Interest Yield 19	7.40%	6.04%	5.81%	5.82%	5.18%	222	bps
Net Principal Charge-off Rate 20	0.11%	0.63%	0.31%	0.12%	0.20%	(9)	bps
Net Principal Charge-off Rate Excluding PCI Loans 20, 23	0.29%	0.63%	0.31%	0.12%	0.20%	9	bps
Delinquency Rate (over 30 days) 21, 23	0.72%	0.50%	0.80%	0.24%	0.31%	41	bps
Delinquency Rate (over 90 days) 22, 23	0.11%	0.14%	0.07%	0.06%	0.03%	8	bps

Reserve Rate 24	0.43%	1.86%	1.67%	1.55%	2.38%	(195)	bps
Reserve Rate Excluding PCI Loans 23, 24	1.29%	1.86%	1.67%	1.55%	2.38%	(109)	bps

PERSONAL LOANS
Ending Loans	$2,020	$1,878	$1,707	$1,573	$1,447	$573	40%
Average Loans	$1,941	$1,793	$1,639	$1,510	$1,426	$515	36%

Interest Yield 19	11.71%	11.59%	11.40%	11.32%	11.27%	44	bps
Net Principal Charge-off Rate 20	4.10%	4.70%	5.67%	5.97%	6.79%	(269)	bps
Delinquency Rate (over 30 days) 21	1.20%	1.57%	1.75%	2.12%	2.14%	(94)	bps
Delinquency Rate (over 90 days) 22	0.43%	0.57%	0.57%	0.76%	0.70%	(27)	bps

Reserve Rate 24	3.68%	4.05%	4.70%	5.73%	6.53%	(285)	bps

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended					February 28, 2011
	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	May 31, 2010	Feb 28, 2010	vs. February 28, 2010
DIRECT BANKING

Interest Income	$1,553	$1,499	$1,536	$1,552	$1,559	($6)	(0%)
Interest Expense	383	375	389	405	414	(31)	(7%)
Net Interest Income	1,170	1,124	1,147	1,147	1,145	25	2%
Other Income	486	404	496	448	480	6	1%
Revenue Net of Interest Expense	1,656	1,528	1,643	1,595	1,625	31	2%
Provision for Loan Losses	418	383	713	724	1,387	(969)	(70%)
Total Other Expense	561	591	535	485	446	115	26%
Income Before Income Taxes	$677	$554	$395	$386	($208)	$885	NM

Net Interest Margin 3	9.22%	9.28%	9.16%	9.14%	9.01%	21	bps
Pretax Return on Loan Receivables 26	5.33%	4.57%	3.16%	3.07%	(1.63%)	696	bps

PAYMENT SERVICES

Interest Income	$-	$-	$-	$-	$-	$-	NM
Interest Expense	-	-	-	-	-	-	NM
Net Interest Income	-	-	-	-	-	-	NM
Other Income	77	68	68	65	66	11	17%
Revenue Net of Interest Expense	77	68	68	65	66	11	17%
Total Other Expense	34	37	31	29	29	5	17%
Income Before Income Taxes	$43	$31	$37	$36	$37	$6	16%

DISCOVER FINANCIAL SERVICES
FOOTNOTES

1	Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

2	Effective Tax Rate represents tax expense divided by income before income taxes.

3	Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

4	Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

5	Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

6	Book Value per share represents total equity divided by ending common shares outstanding.

7	Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

8	Gross proprietary sales volume on the Discover Network.

9	Tangible Assets represents total assets less goodwill and intangibles.

10
Tangible common equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful valuation to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

11	Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

12	Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

13	Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

14
Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets.

15	Liquidity Investment Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

16
Undrawn Credit Facilities represents asset-backed conduit funding facilities, committed unsecured credit facility and Federal Reserve discount window (excluding $1.1 billion of investments pledged to the Federal Reserve, which is included within the liquidity investment portolio).

17	Total Loans includes mortgages and other loans.

18
Purchased Credit Impaired ("PCI") loans were acquired in The Student Loan Corporation transaction on December 31, 2010. PCI loans are loans for which a deterioration in credit quality occurred between the origination date and the acquisition date.  These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

19	Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

20	Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

21	Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

22	Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

23
Excludes PCI loans (described above) that were acquired as part of The Student Loan Corporation transaction which are accounted for on a pooled basis.  Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful.  Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

24	Reserve Rate represents the allowance for loan losses divided by total loans. The Reserve Rate includes federal student loans held for sale.

25	Federal Student Loans are held-for-sale as of November 30, 2010.

26	Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)

	Quarter Ended
	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	May 31, 2010	Feb 28, 2010
GAAP Total Common Equity	$6,899	$6,457	$6,111	$6,038	$5,854
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(194)	(189)	(191)	(193)	(194)
Tangible Common Equity 10	$6,450	$6,013	$5,665	$5,590	$5,405

GAAP Book Value per share	$12.65	$11.85	$11.22	$11.10	$12.90
Less: Goodwill	(0.47)	(0.47)	(0.47)	(0.47)	(0.47)
Less: Intangibles	(0.35)	(0.34)	(0.35)	(0.35)	(0.36)
Less: Preferred Stock	0.00	0.00	0.00	0.00	(2.13)
Tangible Common Equity per share 10,13	$11.83	$11.04	$10.40	$10.28	$9.94

Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful valuation to investors of the true net asset value of the company.